--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market economic conditions and on a conservative investment management approach.

For the nine month period ended September 30, 1995 the Fixed Income Portfolio had a total return of 13.71% as compared with 13.64% for the Lehman Aggregate Bond Index. The total return for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on May 15, 1991 through September 30, 1995 were 14.41% and 8.65%, respectively, as compared to 14.07% and 8.88% for the Lehman Aggregate Bond Index for the same periods. As of September 30, 1995, the Portfolio had an SEC 30-day yield of 6.73%.

PERFORMANCE COMPARED TO THE LEHMAN AGGREGATE BOND INDEX(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                        AVERAGE
                                         ONE            ANNUAL
                             YTD        YEAR        SINCE INCEPTION
                          ---------  -----------  -------------------
PORTFOLIO...............      13.71%      14.41%            8.65%
INDEX...................      13.64       14.07             8.88

1. The Lehman Aggregate Bond Index is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The U.S. bond market's torrid performance cooled dramatically in the third quarter. After returning over 6% in the second quarter (11.45% for the first six months), broad market indexes returned less than 2.0% in the third quarter. This performance reflected, for the first time this year, stability in interest rates. This stands in stark contrast to the first two quarters when interest rates all along the yield curve fell dramatically. This is not to say the third quarter was quiet; far from it. Indeed, the Federal Reserve Bank's decision to cut the Federal Funds rate by 25 basis points (the first easing of monetary policy since 1992) might normally be associated with market volatility. It just happened that volatility turned out to be trendless. Overall, two-year yields rose six basis points while 10-year yields fell three basis points.

Although interest rates proved to be stable on a quarter over quarter basis, there was a lot of volatility intra-quarter. Coming into the third quarter, expectations were growing that the U.S. economy was headed into recession (employment growth was negative; manufacturing output was falling) and the Fed would slash interest rates in response. Well, the Fed dutifully responded by cutting rates on July 5, pushing yields lower across the maturity spectrum, but this proved to be the low point in interest rates for the quarter. Subsequent economic data suggested recession risks were small, the economy would rebound and the Fed might not have to cut rates again. This change in sentiment sent 10-year yields rocketing up by early August, from a low of 6.03% (occurring the day after the Fed eased) to 6.61%. However, the incipient bear market proved short lived as the market was wrong footed once again. 6.61% proved to be the high in yield for the quarter as new economic data (primarily positive inflation surprises but also a muted rebound in manufacturing output) cast doubt on the vitality of the nascent economic recovery. This sent yields back down to approximately where they started the quarter.

The relatively poor performance of the bond market post-Fed easing is somewhat counter-intuitive as U.S. financial history suggests movements in short rates are the best single predictor of long-term interest rates and for the shape of the yield curve. When the Fed is in an easing mode, one normally expects to see the yield curve steepen, e.g., short maturity yields fall more than long maturity yields. In the third quarter, the opposite happened. The explanation is that the market, by the time of the ease, had priced in too much easing relative to what subsequently materialized. At the end of the second quarter, the structure of interest rates pointed to a 75 basis point cut by the Fed by year end. Therefore, although the Fed did cut as expected, expectations concerning the cumulative amount of easing likely before year end fell over the quarter, contributing to the bond market's tepid performance and the relatively odd behavior of the yield curve.

Looking ahead, the U.S. economy appears to be in a transitional period. Economic growth is likely to be better than was experienced in the middle part of the year but worse than occurred in 1994. Given the pressures on corporate America and continuous productivity gains, inflation is expected to be stable, allowing the Fed to cut rates a bit more this year or next. This is not the stuff of big bull markets, especially with 10-year yields hovering near 6%, but it does imply that yields are unlikely to move up substantially and may continue to fall modestly over the next few months.

The stability in U.S. Treasury yields impacted sector performance as well. After performing quite poorly over the first six months of the year, mortgages finally outperformed Treasuries. The modest outperformance masks more than it tells because there was a tremendous amount of intra-quarter volatility. It is heartening to see mortgages finally able to generate incremental return and bodes well for the future, if U.S. Treasury volatility remains dampened. Corporate bonds continued their excellent performance and generated the best sector results for the quarter.

Of particular  note in  the corporate  market  was the  spate of  M&A  activity:
Pharmacia and Upjohn; Time Warner and Turner; and the AT&T breakup. This heightened level of activity which in the past had led to underperformance of at least some affected corporate credits, has had no effect this time. Indeed, in some cases, M&A activity is viewed favorably in terms of credit risk rankings.

Developments outside the U.S. were also of note. The biggest was the collapse in the yen. The yen fell over 18% in value versus the U.S. dollar during the third quarter. While not directly relevant to U.S. bonds, it does improve the chances that Japanese investors will begin to move more funds offshore with the U.S. being a prime destination. Increases in foreign purchases of U.S. bonds can only add to the constructive outlook for U.S. fixed income securities. In addition, it was also notable to see currency hedged German and Japanese government bonds provide significantly higher total returns than equivalent U.S. Treasuries. This continues to point to the value of international investing even when currency is not the primary issue.

THIRD QUARTER STRATEGY REVIEW

Over the third quarter we kept our durations slightly longer than our benchmarks. As usual, we constantly monitored the duration of our mortgage holdings and adjusted our overall duration to compensate for any shortening or lengthening of our mortgage securities. On a quarter over quarter basis, the dampening of interest rate volatility made this a less important concern. We also continued our modest barbell relative to our benchmarks. We continue to find the 10-year sector of the yield curve expensive and the 30-year sector cheap, except for the current, on-the-run long bond which is trading very expensively. We underweighted U.S. Treasuries in favor of higher yielding alternatives, mortgages and corporates.

OUTLOOK FOR THE FOURTH QUARTER

Our view of the bond market remains opportunistic. The market appears to be a shade on the optimistic side with regard to additional Fed eases. The market's view is not yet unrealistic in our minds and as such we are not ready to aggressively shorten or lengthen duration. If the market begins to price in 50 basis points of Fed ease before year end we would view this as an opportunity to shorten duration; conversely, since we see no scope for Fed rate hikes we would look to extend duration on market setbacks to the levels we saw in early August. A similar strategy is being utilized for interest rate advantageous sectors. While we see no compelling value in either mortgages or corporates we do not expect there to be any meaningful underperformance. As such, we continue to overweight high quality yield enhanced product. If interest rate volatility continues to fall as it did over the third quarter we expect this source of return to become increasingly important.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

   FACE
  AMOUNT                                         VALUE
  (000)                                          (000)
----------                                     ---------
FIXED INCOME SECURITIES (96.3%)
  US GOVERNMENT AND AGENCY OBLIGATIONS (62.0%)
             US Treasury Bonds (6.0%)
$    9,000   7.50%, 11/15/16                   $   9,873
                                               ---------
             US Treasury Notes (18.7%)
     9,000   8.25%, 7/15/98                        9,530
    10,000   6.25%, 5/31/00                       10,091
    10,500   7.25%, 8/15/04                       11,227
                                               ---------
                                                  30,848
                                               ---------
             Federal Home Loan Mortgage
              Corporation (10.6%)
        15   13.00%, 9/01/10                          17
    16,738   9.00%, 11/01/24 - 2/01/25            17,507
                                               ---------
                                                  17,524
                                               ---------
             Government National Mortgage
              Association (26.7%)
         9   11.00%, 12/15/15                         11
        16   10.00%, 5/15/19                          18
     8,045   6.00%, 2/15/24                        7,564
     7,287   8.00%, 3/15/24                        7,492
    19,926   7.00%, 5/15/24                       19,702
     9,160   7.50%, 1/20/25                        9,373
                                               ---------
                                                  44,160
                                               ---------
  TOTAL US GOVERNMENT AND AGENCY OBLIGATIONS     102,405
                                               ---------
  FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS (6.1%)
     5,000   Hydro Quebec 8.05%, 7/07/24           5,449
     5,000   Republic of Italy 6.875%,
              9/27/23                              4,560
                                               ---------
  TOTAL FOREIGN GOVERNMENT AND AGENCY
   OBLIGATIONS                                    10,009
                                               ---------
  CORPORATE BONDS AND NOTES (22.2%)
    FINANCE (20.2%)
     7,500   CCP Insurance 10.50%, 12/15/04        8,029
     7,500   Farmers Insurance 8.625%,
              5/01/24                              7,313
     5,000   Ford Motor Credit Co. 5.625%,
              3/03/97                              4,958
     5,000   General Motors Acceptance Corp.
              7.375%, 6/22/00                      5,145
     5,000   Goldman Sachs Group, 7.80%,
              7/15/02                              5,189
     3,000   John Hancock 7.375%, 2/15/24          2,776
                                               ---------
                                                  33,410
                                               ---------
    METALS (2.0%)
     3,000   USX Corp. 9.125%, 1/15/13             3,283
                                               ---------
  TOTAL CORPORATE BONDS AND NOTES                 36,693
                                               ---------


   FACE
  AMOUNT                                         VALUE
  (000)                                          (000)
----------                                     ---------

ASSET BACKED SECURITIES (6.0%)
$       10   Case Equipment Loan Trust, 92-A
              5.40%, 6/15/98                   $      10
        28   Federal Home Loan Mortgage
              Corp., REMIC 16-B 10.00%,
              10/15/19                                28
        20   Federal National Mortgage
              Association REMIC 92-59F
              6.275%, 8/25/06                         20
       100   Ford Credit Auto Loan Master
              Trust, 92-1A 6.875%, 1/15/99           101
        10   General Motors Acceptance Corp.
              Trust, 92-DA 5.55%, 5/15/97             10
     4,443   Resolution Trust Corp. 9.00%,
              3/25/17                              4,619
     5,000   Standard Credit Card Trust
              6.75%, 6/07/00                       5,063
                                               ---------
TOTAL ASSET BACKED SECURITIES                      9,851
                                               ---------
TOTAL FIXED INCOME SECURITIES (Cost $152,530)    158,958
                                               ---------
SHORT-TERM INVESTMENT (2.5%)
  REPURCHASE AGREEMENT (2.5%)
     4,203   Goldman Sachs 6.40%, dated
              9/29/95, due 10/02/95, to be
              repurchased at $4,205,
              collateralized by $3,555 United
              States Treasury Bonds, 9.125%
              due 5/15/09 valued at $4,318
              (Cost $4,203)                        4,203
                                               ---------
TOTAL INVESTMENTS (98.8%) (Cost $156,733)        163,161
                                               ---------
OTHER ASSETS AND LIABILITIES (1.2%)
  Other Assets                                     2,140
  Liabilities                                       (154)
                                               ---------
                                                   1,986
                                               ---------
NET ASSETS (100%)                              $ 165,147
                                               ---------
                                               ---------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 15,606,032 outstanding $.001
  par value shares (authorized 500,000,000
  shares)                                      $   10.58
                                               ---------
                                               ---------

------------------------------
REMIC -- Real Estate Mortgage Investment Conduit